UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 27, 2015

LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition
On January 27, 2015, the Registrant announced fourth quarter and full year 2014 earnings. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01	Other Events
The information set forth in Item 2.02 above, including the contents of the press release attached as Exhibit 99.1, is incorporated by reference into this Item 8.01.
On January 27, 2015, the Registrant issued a press release announcing the declaration of a quarterly cash dividend of 13 cents per share, payable on February 23, 2015, to stockholders of record as of the close of business on February 9, 2015. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.
On Wednesday, January 28, 2015, at 8:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review their fourth quarter and full year 2014 financial results. The webcast will include a slide presentation which consists of information regarding the Registrant's operating and growth strategies and financial performance. The presentation materials will be posted on the Registrant's website on January 27, 2015. The presentation materials are attached hereto as Exhibit 99.3, which is incorporated herein by reference.
On January 27, 2015, the Registrant issued a press release announcing the resumption of its existing stock repurchase program. The Company will enter into a new trading plan with Sandler O’Neill & Partners, LP in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to facilitate repurchases of its common stock pursuant to the above mentioned stock repurchase program. The press release is attached to this report as Exhibit 99.4, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 99.1	Press release announcing fourth quarter and full year 2014 earnings dated January 27, 2015
Exhibit 99.2	Press release announcing quarterly dividend dated January 27, 2015
Exhibit 99.3	Presentation materials
Exhibit 99.4	Press release announcing resumption of stock repurchase program dated January 27, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	January 27, 2015	By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release announcing fourth quarter and full year 2014 earnings dated January 27, 2015
Exhibit 99.2	Press release announcing quarterly dividend dated January 27, 2015
Exhibit 99.3	Presentation materials
Exhibit 99.4	Press release announcing resumption of stock repurchase program dated January 27, 2015